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                                                                  EXHIBIT (a)(3)




                                     FORM OF
                        ING LEXINGTON MONEY MARKET TRUST

                CERTIFICATE OF AMENDMENT OF DECLARATION OF TRUST


The undersigned, being a majority of the Trustees of ING Lexington Money Market Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Section
8.3 of the Trust's Declaration of Trust dated July 26, 2000, as amended (the "Declaration of Trust"), and the adoption of the amendment on February 21, 2002 by the holders of a majority of the Shares outstanding and entitled to vote, hereby amend the Declaration of Trust to remove the upper limit on the number of Trustees that the Board of Trustees may set from time to time, as follows:

         1. Section 2.11 of the Declaration of Trust, executed on July 26, 2000, as amended, is hereby amended, effective March 1, 2002, to read in its entirety as follows:

         "Section 2.11. Number of Trustees. The number of Trustees shall be such number as shall be fixed from time to time by a written instrument signed by a majority of the Trustees."
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         IN WITNESS WHEREOF, the undersigned have signed this Certificate of
Amendment of Declaration of Trust as of the day and year first above written.

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

------------------------------------    ---------------------------------------
Paul S. Doherty, as Trustee             Jock Patton, as Trustee



------------------------------------    ---------------------------------------
J. Michael Earley, as Trustee           David W.C. Putnam, as Trustee



------------------------------------    ---------------------------------------
R. Barbara Gitenstein, as Trustee       Blaine E. Rieke, as Trustee



------------------------------------    ---------------------------------------
R. Glenn Hilliard, as Trustee           John G. Turner, as Trustee



------------------------------------    ---------------------------------------
Walter H. May, as Trustee               Roger B. Vincent, as Trustee


------------------------------------    ---------------------------------------
Thomas J. McInerney, as Trustee         Richard A. Wedemeyer, as Trustee
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